Good Harbor Tactical Core US Fund

Class A Shares: GHUAX Class C Shares: GHUCX Class I Shares: GHUIX

Good Harbor Tactical Equity Income Fund

Class A Shares: GHTAX Class C Shares: GHTCX Class I Shares: GHTIX

Good Harbor Tactical Core Developed Markets Fund

Class A Shares: GHDAX Class C Shares: GHDCX Class I Shares: GHDIX

Good Harbor Tactical Core Emerging Markets Fund

Class A Shares: GHEAX Class C Shares: GHECX Class I Shares: GHEIX

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated December 15, 2015 to the Statement of Additional Information

dated February 1, 2015, as revised August 11, 2015

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Effective as of the date of this Supplement, the Funds have revised its sales charge waiver policy to include the following:

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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This Supplement and the existing Statement of Additional Information dated February 1, 2015, as revised August 11, 2015 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1- 877-270-2848.